UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 13, 2013

GANNETT CO., INC.
(Exact name of Registrant as Specified in its Charter)

Delaware	1-6961	16-0442930
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

7950 Jones Branch Drive		22107-0910
McLean, Virginia		(Zip Code)
(Address of Principal Executive Offices)
(703) 854-6000
Registrant’s telephone number, including area code
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2-(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
On June 13, 2013, Gannett Co., Inc. (the “Company”) issued a press release announcing that the Company had entered into an agreement and plan of merger to acquire Belo Corp. (“Belo”) for approximately $1.5 billion. Under the terms of the merger agreement, Belo stockholders will receive $13.75 per share in cash for each share of Belo stock they own. A copy of the press release is attached hereto as Exhibit 99.1. The press release is furnished under this Item 7.01 and shall not be deemed filed with the Securities and Exchange Commission for purposes of Section 18 of the Securities Exchange Act of 1934, as amended. The information contained in the press release shall not be incorporated by reference into any filing of the Company regardless of general incorporation language in such filing, unless expressly incorporated by reference in such filing.
Safe Harbor for Forward-Looking Statements
Statements in this document regarding the proposed merger and related transactions, the expected timetable for completing such transactions, future financial and operating results, benefits and synergies of the proposed transaction, future opportunities for the combined company and any other statements about the Company or Belo management's future expectations, beliefs, goals, plans or prospects constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Any statements that are not statements of historical fact (including statements containing the words “believes,” “plans,” “anticipates,” “expects,” “estimates” and similar expressions) should also be considered to be forward-looking statements.  There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements, including: the ability to consummate the proposed transactions; the ability to obtain requisite regulatory and Belo stockholder approval and the satisfaction of the other conditions to the consummation of the proposed transactions; the ability of the Company to successfully integrate Belo's operations and employees and realize anticipated synergies and cost savings; the potential impact of the announcement or consummation of the proposed transactions on relationships, including with employees, suppliers, customers and competitors; the ability to achieve revenue growth; advertising price volatility and market demand; the effects of FCC, legal or other uncertainties; the effects of government regulations and policies; national, international, regional and local economic or competitive conditions and developments; capital and credit markets conditions; interest rates; political and economic stability; the timing and success of business development efforts; acts of nature, accidents, sabotage, terrorism or other similar acts causing damage greater than the insurance coverage limits of the combined company; and the other factors and financial, operational and legal risks or uncertainties described in the Company's or Belo's Annual Reports on Form 10-K for their most recent fiscal years and their respective most recent quarterly reports filed with the SEC.  The Company and Belo disclaim any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this document.
Item 9.01    Financial Statements and Exhibits.
(c)    Exhibits
The following exhibit shall be deemed to be furnished and not filed.
Exhibit         Description

99.1	Joint press release issued by Gannett Co., Inc. and Belo Corp. on June 13, 2013

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

GANNETT CO., INC.

By:	/s/ Todd A. Mayman
Todd A. Mayman
Senior Vice President, General Counsel and Secretary
Date: June 13, 2013